                                                                    EXHIBIT 10.6
                                                             (FIVE-YEAR VESTING)

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                        LEAP WIRELESS INTERNATIONAL, INC.

                       2004 STOCK OPTION, RESTRICTED STOCK
                          AND DEFERRED STOCK UNIT PLAN

                   STOCK OPTION GRANT NOTICE AND NON-QUALIFIED
                             STOCK OPTION AGREEMENT

      Leap Wireless International, Inc. (the "COMPANY"), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN"), hereby grants to the holder listed below ("HOLDER"), an option to purchase the number of shares of the Company's Common Stock set forth below (the "OPTION"). This Option is subject to all of the terms and conditions as set forth herein and in the Non-Qualified Stock Option Agreement attached hereto as Exhibit A (the "STOCK OPTION AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

HOLDER:                         ___________________
GRANT DATE:                     ___________________
EXERCISE PRICE PER SHARE:       $___________ per share
TOTAL NUMBER OF SHARES
SUBJECT TO THE OPTION:          ___________________
EXPIRATION DATE:                ___________________

TYPE OF OPTION:               This Option is a Non-Qualified Stock Option and is
                              not an incentive stock option within the meaning of Section 422 of the Code.

VESTING SCHEDULE:             The shares of Common Stock subject to the Option
                              (rounded down to the next whole number of shares) shall vest and become exercisable on the dates and in the amounts indicated in Exhibit B to this Grant Notice.

      By his or her signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Holder has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

LEAP WIRELESS INTERNATIONAL, INC.           HOLDER:

By: ____________________________________    By: ________________________________
Print Name: ____________________________    Print Name: ________________________
Title: _________________________________    Title: _____________________________
Address: 10307 Pacific Center Court         Address: ___________________________
         San Diego, California 92121                 ___________________________

                                    EXHIBIT A

                          TO STOCK OPTION GRANT NOTICE

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      Pursuant to the Stock Option Grant Notice ("GRANT NOTICE") to which this Non-Qualified Stock Option Agreement (this "AGREEMENT") is attached, Leap Wireless International, Inc. (the "COMPANY") has granted to Holder an option under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") to purchase the number of shares of Common Stock indicated in the Grant Notice.

                                    ARTICLE I

                                     GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II

                                 GRANT OF OPTION

      2.1 Grant of Option. In consideration of Holder's past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder the Option to purchase any part or all of an aggregate of the number of shares of Common Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. The Option shall be a Non-Qualified Stock Option and shall not be an incentive stock option within the meaning of Section 422 of the Code.

      2.2 Purchase Price. The purchase price of the shares of Common Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

      3.1 Commencement of Exercisability.

            (a) Subject to Sections 3.3 and 5.8, the Option shall become vested and exercisable in such amounts and at such times as are set forth in Exhibit B to the Grant Notice.

            (b) No portion of the Option which has not become vested and exercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Holder.

      3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in Exhibit B to the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in Exhibit B to the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

      3.3 Expiration of Option.

            (a) The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (i) The expiration of ten (10) years from the Grant Date; or

                  (ii) The expiration of ninety (90) days following the date of Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, unless such termination occurs by reason of Holder's death or Disability (as defined below) or the Holder's termination by the Company for Cause (as defined in Exhibit B to the Grant Notice);

                  (iii) The expiration of one (1) year following the date of Holder's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, by reason of Holder's death or Disability; or

                  (iv) The date of Termination of Employment, Termination of the Directorship, or Termination of Consultancy for Cause (as defined in Exhibit B to the Grant Notice).

            (b) For purposes of this Agreement, "DISABILITY" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                                   ARTICLE IV

                               EXERCISE OF OPTION

      4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Holder, only Holder may exercise the Option or any portion thereof. After the death of Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

      4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

      4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary's office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

            (a) An Exercise Notice in writing signed by Holder or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit C to the Grant Notice (or such other form as is prescribed by the Administrator); and

            (b) Subject to Section 6.2(d) of the Plan:

                  (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised; or

                  (ii) With the consent of the Administrator, such payment may be made, in whole or in part, through the delivery of shares of Common Stock which have been owned by Holder for at least six (6) months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                  (iii) To the extent permitted under applicable laws, through the delivery of a notice that Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is made to the Company upon settlement of such sale; or

                  (iv) With the consent of the Administrator, any combination of the consideration provided in the foregoing paragraphs (i), (ii) and (iii); and

            (c) A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Holder or the other person then entitled to exercise such Option or portion thereof, stating that the shares of Common Stock are being acquired for Holder's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that Holder or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

            (d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by Holder to pay for such shares under Section 4.3(b), subject to Section 10.4 of the Plan; and

            (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than Holder, appropriate proof of the right of such person or persons to exercise the Option.

      4.4 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 4.3(b), subject to Section 10.4 of the Plan.

      4.5 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

      5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      5.2 Option Not Transferable.

            (a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            (b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is not intended to qualify as an Incentive Stock Option, the Option may be transferred to one or more Permitted Transferees, subject to the terms and conditions set forth in
Section 10.1 of the Plan.

            (c) Unless transferred to a Permitted Transferee in accordance with
Section 5.2(b), during the lifetime of Holder, only Holder may exercise the Option or any portion thereof unless it has been disposed of pursuant to a DRO. After the death of Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

      5.3 Restrictive Legends and Stop-Transfer Orders.

            (a) The share certificate or certificates evidencing the shares of Common Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

            (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.4 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

      5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Holder shall, if Holder is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.5. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.7 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.8 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.9 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

      5.10 No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

      5.11 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

                                    EXHIBIT B

                          TO STOCK OPTION GRANT NOTICE

                      VESTING AND EXERCISABILITY PROVISIONS

      Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Grant Notice and the Stock Option Agreement.

      1. Time-Based Vesting. Subject to any accelerated vesting and exercisability pursuant to paragraphs 2 and 3 below, the shares of Common Stock subject to the Option shall vest and become exercisable in their entirety on the fifth anniversary of the Grant Date, if Holder is an Employee, Director or Consultant on that date.

      2. Performance-Based Accelerated Vesting. If the Company's EBITDA (as defined below) and the Company's Net Adds (as defined below) both equal or exceed the respective Achievement Threshold amounts for 2006 as set forth in paragraph (a) below and/or both equal or exceed the Achievement Threshold amounts for 2007 as set forth in paragraph (b) below, and/or both equal or exceed the Achievement Threshold amounts for 2008 as set forth in paragraph (c) below, then a certain percentage of the number of shares of Common Stock subject to the Option shall vest and become exercisable in accordance with the provisions of paragraphs (a), (b) and (c) below; provided, however, that no shares subject to the Option shall vest and become exercisable pursuant to paragraph (a), (b) or (c) below, if either the Company's EBITDA or Net Adds do not at least equal the Achievement Threshold amount for the applicable year.

            (a) Fiscal Year 2006. If the Company's EBITDA and Net Adds for Fiscal Year 2006 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then the Option shall vest and become exercisable as to that number of shares of Common Stock equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

                                         2006 Net Adds
                             -----------------------------------
                             Threshold       Target      Maximum
                               [***]          [***]       [***]
                             ---------       ------      -------
     2006        Threshold       10%           12.5%        15%
    EBITDA         [***]
(in thousands)
                  Target       12.5%             20%      22.5%
                  [***]

                 Maximum         15%           22.5%        30%
                  [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      The percentage for determining the number of shares of Common Stock that shall vest and become exercisable if performance is between the Achievement Threshold amount and the Achievement Target amount or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

            (b) Fiscal Year 2007. If the Company's EBITDA and Net Adds for Fiscal Year 2007 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then the Option shall vest and become exercisable as to that number of shares of Common Stock equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

                                            2007 Net Adds
                               -------------------------------------
                               Threshold        Target       Maximum
                                 [***]           [***]        [***]
                               ---------    -------------    -------
     2007         Threshold       10%            12.5%          15%
    EBITDA          [***]
(in thousands)
                   Target       12.5%              20%        22.5%
                    [***]

                   Maximum        15%            22.5%          30%
                    [***]


      The percentage for determining the number of shares of Common Stock that shall vest and become exercisable if performance is between the Achievement Threshold amount and the Achievement Target amount or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

            (c) Fiscal Year 2008. If the Company's EBITDA and Net Adds for Fiscal Year 2008 equal or exceed the EBITDA and Net Adds Achievement Thresholds (as set forth below), then the Option shall vest and become exercisable as to that number of shares of Common Stock equal to the number obtained by multiplying the percentage determined in accordance with the following table, by the total number of shares of Common Stock subject to the Option (as set forth in the Grant Notice).

                                         2008 Net Adds
                             -----------------------------------
                             Threshold       Target      Maximum
                               [***]          [***]       [***]
                             ---------   -------------   -------
     2008        Threshold        10%          12.5%        15%
   EBITDA          [***]
(in thousands)
                  Target        12.5%            20%      22.5%
                   [***]

                  Maximum         15%          22.5%        30%
                   [***]

The percentage of Unreleased Shares which shall be released from the Company's Repurchase Option if performance is between the Achievement Threshold amount and the Achievement Target amount, or between the Achievement Target amount and the Achievement Maximum amount shall be determined by linear interpolation between the applicable Achievement amounts for each measure in accordance with the method described in Attachment B-1.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

            (d) Definition of EBITDA. For purposes of this Exhibit B, the term "EBITDA" for a Fiscal Year means the Company's consolidated net income or loss for such period before extraordinary items and before the cumulative effect of any change in accounting principles plus (a) the following to the extent deducted in calculating such consolidated net income or loss: (i) consolidated interest expense, (ii) all income tax expense deducted in arriving at such consolidated net income or loss, (iii) depreciation and amortization expense,
(iv) non-cash impairment of assets (tangible and intangible) and related non-cash charges, (v) charges and expenses related to stock based compensation awards, (vi) net non-cash reorganization expenses and charges, (vii) non-cash dividends or other distributions made with respect to qualified preferred stock as contemplated by the Credit Agreement negotiated among the Company, Cricket Communications Inc., the administrative agent identified therein and others posted to IntraLinks on December 23, 2004 and (viii) other non-recurring expenses reducing such consolidated net income or loss which do not represent a cash item in such period or any future period (including losses attributable to the sale of assets other than in the ordinary course of business) and minus (b) the following to the extent included in calculating such consolidated net income or loss: (i) income tax credits for such period, (ii) all gains arising in relation to the sale of assets other than in the ordinary course of business and
(iii) all non-cash items increasing such consolidated net income or loss for such period.

            (e) Definition of Net Adds. For purposes of this Exhibit B, the term "NET ADDS" means, with respect to any Fiscal Year, the Company's "end of period customers" on the last day of such Fiscal Year less "end of period customers" on the last day of the preceding Fiscal Year. If the Company adopts a pre-paid card based service offering, the Administrator shall, in its discretion, equitably adjust the Net Adds Achievement Levels set forth in paragraphs (a), (b) and (c) to reflect the Company's changed scope of operations.

            (f) Adjustments for Future Changes in the Company's Business. The EBITDA Achievement Levels and Net Adds Achievement Levels set forth in paragraphs (a), (b) and (c) are designed to be measured against the Company's performance in its existing thirty-nine (39) markets. If the Company commences operations in any new markets, or ceases to operate in any existing market, the Administrator shall, in its discretion, equitably adjust the EBITDA Achievement Levels and/or the Net Adds Achievement Levels to reflect the Company's changed scope of operations.

            (g) Accelerated Vesting Cumulative; Continued Service Condition. The vesting and exercisability of the Option as to shares of Common Stock under paragraphs 2(a), 2(b) and 2(c) shall be cumulative. The Option shall vest and become exercisable as to shares of Common Stock pursuant to this paragraph 2 if Holder is an Employee, Director or Consultant of the Company or any of its Subsidiaries on the applicable Performance Vesting Effective Date.

            (h) Definition of Performance Vesting Effective Date. For purposes of this Exhibit B, the term "PERFORMANCE VESTING EFFECTIVE DATE" means, with respect to vesting and exercisability to occur upon the attainment of EBITDA and Net Adds Achievement Levels for 2006, 2007 or 2008, as applicable, the date of the public announcement by the Company of EBITDA or Net Adds, as applicable, for the relevant Fiscal Year, but in no event shall the Company make such public announcement later than the date on which the Company files its Form 10-K for the relevant Fiscal Year.

            (i) Definition of Fiscal Year. For purposes of this Exhibit B, the term "FISCAL YEAR" means the Company's fiscal year ending December 31.

            (j) Termination of Performance-Based Vesting. Notwithstanding the foregoing provisions of this paragraph 2, the Option shall not vest and become exercisable as to any additional shares of Common Stock pursuant to performance-based accelerated vesting and exercisability under this paragraph 2 on or after the date of the occurrence of a Change in Control.

      3. Change in Control Accelerated Vesting.

            (a) Change in Control prior to January 1, 2007. In the event of a Change in Control prior to January 1, 2007, (i) if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Option shall then vest and become exercisable as to a number of shares of Common Stock equal to one-third of the number of unvested shares of Common Stock subject to the Option immediately prior to the Change in Control and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to an additional number of shares of Common Stock equal to one-third of the number of unvested shares of Common Stock subject to the Option immediately prior to the Change in Control, and (iii) if Holder is an Employee, Director or Consultant on the second anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to the remaining unvested shares of Common Stock subject to the Option.

            (b) Change in Control on or after January 1, 2007 but prior to January 1, 2008. In the event of a Change in Control on or after January 1, 2007 but prior to January 1, 2008, if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Option shall then vest and become exercisable as to a number of shares of Common Stock equal to two-thirds of the number of unvested shares of Common Stock subject to the Option immediately prior to the Change in Control, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to any then remaining unvested shares of Common Stock subject to the Option.

            (c) Change in Control on or after January 1, 2008. In the event of a Change in Control on or after January 1, 2008, if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Option shall then vest and become exercisable as to a number of shares of Common Stock equal to eighty-five percent (85%) of the number of unvested shares of Common Stock subject to the Option immediately prior to the Change in Control, and (ii) if Holder is an Employee, Director or Consultant on the first anniversary of the date of the occurrence of such Change in Control, the Option shall then vest and become exercisable as to any then remaining unvested shares of Common Stock subject to the Option.

            (d) Termination of Employment in the Event of a Change in Control. In the event of a Change in Control, if the Holder has a Termination of Employment by reason of discharge by the Company other than for Cause (as defined below), or by reason of resignation by Holder for Good Reason (as defined below), during the period commencing ninety (90) days prior to such Change in Control and ending twelve (12) months after such Change in Control, then (i) if the Change in Control occurs prior to January 1, 2007, one-third of the number of then unvested shares of Common Stock subject to the Option shall vest and become exercisable and (ii) if the Change in Control occurs on or after January 1, 2007, the remaining unvested shares of Common Stock subject to the Option shall vest and become exercisable, in each case, on the date of Holder's Termination of Employment (or, if later, immediately prior to the date of the occurrence of such Change in Control).

            (e) Definitions of Cause and Good Reason. For purposes of this Exhibit B, the terms "CAUSE" and "GOOD REASON" shall have the meanings given to such terms in the Holder's employment agreement with the Company in effect on the Grant Date and if the Holder does not have an employment agreement or Holder's employment agreement does not include definitions of "Cause" and "Good Reason", the terms shall be defined for purposes of this Exhibit B as follows:

                  (i) "CAUSE" shall mean termination of Holder's employment by the Company (or the Parent, any Subsidiary or any successor thereof): (A) upon Holder's willful failure substantially to perform Holder's duties with the Company (or the Parent, any Subsidiary or any successor thereof) (other than any such failure resulting from Holder's incapacity due to physical or mental illness or any such actual or anticipated failure after Holder's issuance of a Notice of Termination (as described below) for Good Reason), as reasonably determined by the Company, or, if Holder is then employed in a position as Senior Vice President of the Company or a more senior officer of the Company, by the Board of Directors of the Company after a written demand for substantial performance is delivered to Holder by the Company, or the Board of Directors of the Company, as the case may be, which demand specifically identifies the manner in which the Company or the Board of Directors of the Company, as the case may be, believes that Holder has not substantially performed such duties, provided that Holder shall have been given a reasonable period, not to exceed fifteen
(15) days, in which to cure such failure (provided such failure is capable of being cured), (B) upon Holder's willful failure substantially to follow and comply with the specific and lawful directives of the Company or, if Holder is then employed in a position as a Senior Vice President of the Company or a more senior officer of the Company, by the Board of Directors of the Company (or the Board of Directors of the Parent) or duly adopted policies of the Company which are consistent with Holder's duties with the Company (or the Parent, any Subsidiary or any successor thereof), as reasonably determined by the Company or, if Holder is then employed in a position as a Senior Vice President of the Company or a more senior office of the Company, by the Board of Directors of the Company (other than any such failure resulting from Holder's incapacity due to physical or mental illness or any such actual or anticipated failure after Holder's issuance of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to Holder by the Company or the Board of Directors of the Company, as the case may be, which demand specifically identifies the manner in which the Company or the Board of Directors of the Company, as the case may be, believes that Holder has not substantially performed such directives, provided that the Holder shall have been given a reasonable period not to exceed fifteen (15) days in which to cure such failure (provided such failure is capable of being cured), (C) upon Holder's commission of an act of fraud or dishonesty impacting or involving the Company (or the Parent, any Subsidiary or any successor thereof), (D) upon Holder's willful engagement in illegal conduct or gross misconduct affecting the Company, or (E) upon the Holder's being convicted of, or pleading nolo contendere to, the commission of a felony.

                  (ii) "GOOD REASON" shall mean, without Holder's express written consent, the occurrence of any of the following circumstances unless such circumstances are cured (provided such circumstances are capable of being cured) prior to the Date of Termination specified in a Notice of Termination given in respect thereof: (A) the continuous assignment to Holder of any duties materially inconsistent with Holder's positions with the Company (or the Parent, any Subsidiary or any successor thereof), a significant adverse alteration in the nature or status of Holder's responsibilities or the conditions of Holder's employment with the Company (or the Parent, any Subsidiary or any successor thereof), or any other action that results in a material diminution in Holder's position, authority, title, duties or responsibilities with the Company (or the Parent, any Subsidiary or any successor thereof); (B) reduction of Holder's annual base salary as in effect on the Grant Date or as the same may be increased from time to time thereafter; (C) the relocation of the Company's offices at which Holder is principally employed to a location more than sixty
(60) miles from such location; (D) the Company's failure (or the failure of the Parent, any Subsidiary or any successor) to pay Holder any portion of Holder's current compensation; (E) the Company's failure (or the failure of the Parent, any Subsidiary or any successor) to continue in effect any material compensation or benefit plan in which Holder participates, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the Company's failure to continue Holder's participation therein (or in such substitute or alternative plan) on the basis not materially less favorable, both in terms of the amount of benefits provided and the level of Holder's participation relative to other participants; (F) the Company's failure (or the failure of the Parent, any Subsidiary or any successor) to continue to provide Holder with benefits substantially similar in the aggregate to those enjoyed by Holder under any of the Company's life insurance, medical, health and accident, disability, pension, retirement, or other benefit plans in which Holder or Holder's eligible family members were participating immediately prior thereto, or the taking of any action by the Company (or the Parent, any Subsidiary or any successor thereof) which would directly or indirectly materially reduce any of such benefits; or (G) the continuation or repetition, after written notice of objection from Holder, of harassing or denigrating treatment of Holder by the Company, the Parent, any Subsidiary or any successor thereof inconsistent with Holder's position with the Company. Holder's right to terminate employment with the Company or the Parent, Subsidiary or any successor thereof pursuant to this subparagraph shall not be affected by Holder's incapacity due to physical or mental illness. Holder's continued employment with the Company or the Parent, Subsidiary or any successor thereof shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason thereunder.

            (f) Condition to Accelerated Vesting and Exercisability. The accelerated vesting and exercisability of shares of Common Stock subject to the Option pursuant to subparagraph 3(d) shall be conditioned on the Holder's delivery to the Company of an executed General Release and the Holder's non-revocation of such General Release during the time period for such revocation set forth therein.

      4. Limit on Vesting. In no event will the Option become vested and/or exercisable for more than 100% of the shares of Common Stock subject to the Option pursuant to the provisions of this Exhibit B.

      5. Confidentiality. The Holder agrees to keep the EBITDA and Net Adds achievement levels set forth in this Exhibit B confidential and not to disclose such thresholds to any third party without the prior written consent of the Company.

                                                                  ATTACHMENT B-1

                      METHODOLOGY FOR LINEAR INTERPOLATION

                              2005 Net Adds
                              --------------------------------
                              Threshold       Target   Maximum
                              [***]           [***]    [***]
                              ----             ----     ----
2005              Threshold     10%            12.5%      15%
EBITDA            [***]
(in thousands)
                  Target      12.5%              20%    22.5%
                  [***]

                  Maximum       15%            22.5%      30%
                  [***]

The EBITDA amounts in the following examples are shown in thousands.

Example 1:

2005 EBITDA: [***]

2005 Net Adds: [***]

      PROBLEM: The net adds performance falls exactly on a specified payout range, but performance in EBITDA falls somewhere in-between the schedule.

      SOLUTION: Start with the net adds payout column and use straight-line interpolation to determine the final payout.

      PAYOUT CALCULATION: Net additions of [***]dictate a payout of 12.5% for threshold EBITDA performance and 20% for target EBITDA performance. Since EBITDA performance [***] is halfway between THRESHOLD and TARGET performance ([***] and [***]), the actual payout should be halfway between the scheduled payouts of 12.5% and 20%. Thus the payout is (1/2)*(20%-12.5%)+12.5%

Payout = 16.25%

Example 2:

2005 EBITDA: [***]

2005 Net Adds: [***]

      PROBLEM: Neither the net adds performance nor the EBITDA performance fall exactly on a specified payout.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      SOLUTION: Use straight line interpolation for both measures. Starting with either measure will yield the same result.

      PAYOUT CALCULATION: EBITDA performance [***] is halfway between THRESHOLD and TARGET performance ([***]and [***]), so we can interpolate an EBITDA-based payout schedule by finding the halfway point at each defined level of Net Adds. At [***] net adds, the EBITDA-based payout would be halfway between 10% and 12.5%. At [***] net adds, the EBITDA-based payout would be halfway between 12.5% and 20%. At [***] net adds, the EBITDA-based payout would be halfway between 15% and 22.5%. Thus the interpolated, EBITDA-based payout schedule looks like this:

                              2005 Net Adds
                              --------------------------------------------------------
                              Threshold         Target                Maximum
                              [***]             [***]                 [***]
                              ----------------  ------------------    ----------------
         Actual
2005     [***]                11.25%            16.25%                18.75%
EBITDA   (midpoint of [***]   (midpoint of 10%  (midpoint of 12.5%    (midpoint of 15%
         and [***])           and 12.5%)        and 20%)              and 22.5%)

      To determine the actual payout given this range, we interpolate a payout at [***] net adds based on the scheduled payouts at [***] and [***]. First we determine where [***] lies in the range of [***] to [***]. The length of the range is [***] - [***] = [***] net adds. [***] is [***] above the range minimum ([***] - [***] = [***]). So the actual performance of [***] net adds falls 1/3 of the way between [***] net adds (target) and [***] net adds (maximum). This means the actual payout must fall 1/3 of the way between 16.25% and 18.75%. Thus the payout is (1/3)*(18.75%-16.25%)+16.25%

Payout = 17.08%

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

                          TO STOCK OPTION GRANT NOTICE

                             FORM OF EXERCISE NOTICE

      Effective as of today, , the undersigned ("HOLDER") hereby elects to exercise Holder's option to purchase shares of the Common Stock (the "SHARES") of Leap Wireless International, Inc. (the "COMPANY") under and pursuant to the Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "Plan") and the Stock Option Grant Notice and Non-Qualified Stock Option Agreement dated , (the "OPTION AGREEMENT"). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

GRANT DATE:                                        _________________________

NUMBER OF SHARES AS TO WHICH OPTION IS EXERCISED:  _____________________________

EXERCISE PRICE PER SHARE:                          $____________

TOTAL EXERCISE PRICE:                              $____________

CERTIFICATE TO BE ISSUED IN NAME OF:               _____________________________

CASH PAYMENT DELIVERED HEREWITH:                   $______________ (Representing
                                                   the full Exercise Price for
                                                   the Shares, as well as any
                                                   applicable withholding tax)

TYPE OF OPTION: The Option is a Non-Qualified Stock Option and is not an
                incentive stock option within the meaning of Section 422 of the Code.

      1. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement. Holder agrees to abide by and be bound by their terms and conditions.

      2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any' other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10.3 of the Plan.

      3. Tax Consultation. Holder understands that there are tax consequences to Holder as a result of Holder's purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

      4. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof.

ACCEPTED BY:                           SUBMITTED BY
LEAP WIRELESS INTERNATIONAL, INC.      HOLDER:

By:__________________________________  By:______________________________________
Print Name:__________________________  Print Name: _____________________________
Title:_______________________________  Address:_________________________________